FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                                 AMENDMENT NO. 1
                        TO FORM 8-K FILED March 13, 1998


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 3, 1998
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




          0-18294                  California           94-3087630
          -------                  ----------           ----------
         (Registration          (State or Other        (IRS Employer
             File               Jurisdiction of        Identification
            Number)              Incorporation)            Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

 ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.



Exhibit a)       Agreement for purchase and Sale of Real Property by and between
                 Metric Income Trust Series, Inc., as Seller, and  London Realty
                 Company, L.P.,  as buyer, dated February 18, 1998.












                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            METRIC INCOME TRUST SERIES, INC.,
                            a California Corporation



                           By:   /s/ William A. Finelli
                                 ----------------------
                                 William A. Finelli
                                 Chief Financial Officer

                           Date: April 22, 1998
                                 --------------------